EXHIBIT 10.1

FIFTH TERM B LOAN REFINANCING AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 2, 2018 (this “Term B Loan Refinancing Amendment”), among Sabre GLBL Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), each of the other Loan Parties, Bank of America, N.A., as administrative agent (the “Administrative Agent”), each Lender party hereto with 2018 Other Term B Commitments (as defined below) (each a “2018 Other Term B Lender” and, collectively “2018 Other Term B Lenders”) and each other Lender party hereto. The joint lead arrangers and joint lead bookrunners for the Fifth Term B Loan Refinancing Amendment are Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with its designated affiliates), Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC, acting through The Bank of Tokyo-Mitsubishi UFJ, Ltd., a member of MUFG, a global financial group and Morgan Stanley Senior Funding, Inc., PNC Bank, National Association and Wells Fargo Securities, LLC.
WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, amended and restated, modified and/or supplemented through the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;
WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested that the 2018 Other Term B Lenders provide 2018 Other Term B Loans (as defined below) in the aggregate principal amount of $1,881,047,500, the proceeds of which will refinance and replace all existing Term B Loans incurred prior to the date hereof (such Term Loans, the “Existing Term B Loans”);
WHEREAS, in accordance with the provisions of Section 2.15 of the Credit Agreement and the terms and conditions set forth herein, the Borrower, Holdings, each of the other Loan Parties, the 2018 Other Term B Lenders and the Administrative Agent wish to effect this Term B Loan Refinancing Amendment with respect to the Borrower’s request above;
WHEREAS, the Lenders party hereto wish to amend certain provisions of the Credit Agreement as hereinafter provided, on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2    Term Loan Refinancing Amendment.
(a)    For the avoidance of doubt, (i) this Term B Loan Refinancing Amendment constitutes a “Refinancing Amendment” pursuant to which a new Class of Other Term Loans is established pursuant to Section 2.15 of the Credit Agreement and (ii) from and after the Fifth Term B Loan Refinancing Amendment Effective Date (as hereinafter defined), (A) each reference to “Term B Loan” and “Term B Borrowings” (and related terms as appropriate) in the Credit Agreement (as amended pursuant to Section 3 hereof) and the other Loan Documents shall be deemed to refer to, and constitute, the 2018 Other Term B Loans (or a Borrowing thereof, as appropriate) established pursuant to this Term B Loan Refinancing Amendment, (B) each 2018 Other Term B Lender shall constitute a “Lender”, a “Term B Lender” and a “Term Lender” as defined in the Credit Agreement (as amended pursuant to Section 3 hereof) and (C) each reference to a “Term B Commitment” in the Credit Agreement (as amended pursuant to Section 3 hereof) shall be deemed to refer to, and constitute, a 2018 Other Term B Commitment (as defined below).
(b)    Subject to the terms and conditions set forth herein and the occurrence of the Fifth Term B Loan Refinancing Amendment Effective Date, each 2018 Other Term B Lender agrees and shall be obligated to make 2018 Other Term B Loans to the Borrower on the Fifth Term B Loan Refinancing Amendment Effective Date in an amount equal to the amount of its 2018 Other Term B Commitments (as defined below). On the Fifth Term B Loan Refinancing Amendment Effective Date (after giving effect to this Term B Loan Refinancing Amendment) the aggregate outstanding amount of the 2018 Other Term B Loans shall be $1,881,047,500.
(c)    The Administrative Agent has prepared a schedule, in consultation with the Borrower, which sets forth the allocated commitments (with respect to each 2018 Other Term B Lender, its “2018 Other Term B Commitment” and, collectively, the “2018 Other Term B Commitments”) of each 2018 Other Term B Lender with respect to the 2018 Other Term B Loans. The Administrative Agent has notified each 2018 Other Term B Lender of its allocated 2018 Other Term B Commitment and each 2018 Other Term B Lender, by providing its 2018 Other Term B Commitment and/or agreeing to the Term Loan Conversions (as defined below), as applicable, has consented to the terms of this Term B Loan Refinancing Amendment. On the Fifth Term B Loan Refinancing Amendment Effective Date, all then outstanding Existing Term B Loans shall be repaid in full as follows:
(i)    the outstanding aggregate principal amount of Existing Term B Loans of each existing Term B Lender under the Credit Agreement with respect to Existing Term B Loans immediately prior to giving effect to this Term B Loan Refinancing Amendment (each, an “Existing Term Lender”) which has executed this Term B Loan Refinancing Amendment by executing option A on its signature page and that has a 2018 Other Term B Commitment (each, a “2018 Converting Other Term B Lender”) shall automatically be converted into 2018 Other Term B Loans (each, a “2018 Converted Other Term B Loan”) in a principal amount equal to such 2018 Converting Other Term B Lender’s 2018 Other Term B Loan Conversion Amount (as defined below) (the “Term Loan Conversion”);
(ii)    Bank of America, N.A. (the “New 2018 Other Term B Lender”) agrees to make to the Borrower a new Term Loan (each, a “New 2018 Other Term B Loan” and, collectively, the “New 2018 Other Term B Loans” and, together with the 2018 Converted Other Term B Loans, the “2018 Other Term B Loans”) in a principal amount equal to the New 2018 Other Term B Lender’s 2018 Other Term B Commitment on the Fifth Term B Loan Refinancing Amendment Effective Date in accordance with the terms and conditions of this Term B Loan Refinancing Amendment;
(iii)    to the extent any Existing Term Lender has a 2018 Other Term B Loan Conversion Amount that is less than the full outstanding principal amount of the Existing Term B Loans of such Existing Term Lender, such Existing Term Lender shall be repaid in cash with the proceeds of the 2018 Other Term B Loans in an amount equal to the difference between the outstanding principal amount of the Existing Term B Loans of such Existing Term Lender and such Existing Term Lender’s 2018 Other Term B Loan Conversion Amount (the “Non-Converting Portion”).  As used herein, “2018 Other Term B Loan Conversion Amount” shall mean, as to any 2018 Converting Other Term B Lender, the final amount of such 2018 Converting Other Term B Lender’s 2018 Other Term B Commitments on the Fifth Term B Loan Refinancing Amendment Effective Date. The 2018 Other Term B Loan Conversion Amount of any 2018 Converting Other Term B Lender shall not exceed (but may be less than) the outstanding principal amount of such 2018 Converting Other Term B Lender’s Existing Term B Loans (determined immediately prior to the Fifth Term B Loan Refinancing Amendment Effective Date).  All such determinations made by the Administrative Agent and the Borrower shall, absent manifest error, be final, conclusive and binding on the Borrower and the Lenders, and the Administrative Agent and the Borrower shall have no liability to any Person with respect to such determination; and
(iv)    the outstanding aggregate principal amount of Existing Term B Loans of each Term B Lender which (i) is an Existing Term Lender and (ii) is not a 2018 Converting Other Term B Lender (a Lender meeting the requirements of the immediately preceding clauses (i) and (ii), each, a “Non-Converting Lender”) shall be repaid in full in cash with respect to its Existing Term B Loans with the proceeds of the 2018 Other Term B Loans.
(d)    Each 2018 Other Term B Lender hereby agrees to “fund” its 2018 Other Term B Loans in an aggregate principal amount equal to such 2018 Other Term B Lender’s 2018 Other Term B Commitment as follows:
(i)    each 2018 Converting Other Term B Lender shall fund its 2018 Converted Other Term B Loan to the Borrower by converting all or a portion of its then outstanding principal amount of Existing Term B Loans into a 2018 Converted Other Term B Loan in an equal principal amount as provided in clause (c)(iii) above; and
(ii)    the New 2018 Other Term B Lender shall fund in cash an amount equal to its 2018 Other Term B Commitment to the Borrower.
(e)    On the Fifth Term B Loan Refinancing Amendment Effective Date, the Borrower shall pay in cash (x) all accrued but unpaid interest owing with respect to the Existing Term B Loans through the Fifth Term B Loan Refinancing Amendment Effective Date and (y) to each Existing Term Lender, any loss, expense or liability due under Section 3.05 of the Credit Agreement.
(f)    Promptly following the Fifth Term B Loan Refinancing Amendment Effective Date, all Notes, if any, evidencing the Existing Term B Loans shall be cancelled, and any 2018 Other Term B Lender may request that its 2018 Other Term B Loan be evidenced by a Note pursuant to Section 2.11 of the Credit Agreement.
(g)    Notwithstanding anything to the contrary contained in the Credit Agreement, the proceeds of the 2018 Other Term B Loans will be used to repay the outstanding principal amount of all Existing Term B Loans on the Fifth Term B Loan Refinancing Amendment Effective Date.
(h)    The New 2018 Other Term B Lender hereby (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to become a Lender under the Credit Agreement, (B) from and after the Fifth Term B Loan Refinancing Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its 2018 Other Term B Commitments and New 2018 Other Term B Loans, shall have the obligations of a Lender thereunder and (C) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Term B Loan Refinancing Amendment and to provide 2018 Other Term B Commitments and to make New 2018 Other Term B Loans on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (ii) agrees that (A) if it is a Foreign Lender, it will promptly (and no later than the Fifth Term B Loan Refinancing Amendment Effective Date) deliver to the Administrative Agent any information that is required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, (B) it will, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and (C) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
(i)    The Borrower hereby consents, for purposes of Section 11.07(b)(i)(A) of the Credit Agreement, to the assignment on or within ninety (90) days of the Fifth Term B Loan Refinancing Amendment Effective Date of any New 2018 Other Term B Loans by Bank of America, N.A., as a 2018 Other Term B Lender, to (A) any Person that was an Existing Term Lender on the Fifth Term B Loan Refinancing Amendment Effective Date (immediately prior to giving effect thereto) or (B) any Eligible Assignee separately identified, and acceptable, to the Borrower.
SECTION 3    Amendments to the Credit Agreement. Each of the parties hereto (which, after giving effect to the incurrence of the 2018 Other Term B Loans, includes the Required Lenders) agrees that, effective on the Fifth Term B Loan Refinancing Amendment Effective Date (immediately after giving effect to incurrence of the 2018 Other Term B Loans), the Credit Agreement shall be amended as follows:
(a)    The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by restating the lead in to such definition as follows:
“means (x) with respect to any Term B Loans, (I) for Base Rate Loans, 1.00% and (II) for Eurocurrency Rate Loans, 2.00% and (y) with respect to any Revolving Credit Loans, Letter of Credit Fees and Commitment Fees, the percentages per annum listed in the table below, based upon the Senior Secured First-Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):”

(b)    The definition of “Credit Agreement Refinancing Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by restating in full clause (iii) of the proviso set forth therein as follows:
“(iii) in the case of Term Loans (other than Incremental Term A Loan Refinancing Indebtedness and Term Loans in the form of Term A Loans), the scheduled amortization applicable to such Indebtedness shall not exceed 1% per annum of the original aggregate principal amount of such extending, renewing or refinancing Indebtedness (taking into account any additions thereto by way of extensions made as part of the respective Class) at any time prior to the final maturity of the respective Refinanced Debt that are Term Loans”;
(c)    The definition of “Repricing Premium” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Fourth Incremental Amendment Effective Date” appearing therein and inserting the text “Fifth Term B Loan Refinancing Amendment Effective Date” in lieu thereof.
(d)    The definition of “Term B Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term B Commitment’ means as to each Term B Lender, its obligation to make a Term B Loan to the Borrower pursuant to Section 2.01(a)(i) in an aggregate amount not to exceed such Term B Lender’s 2018 Other Term B Commitment (as such term is defined in the Fifth Term B Loan Refinancing Amendment) or in the Assignment and Assumption

pursuant to which such Term B Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Term B Commitments of all Term B Lenders shall be $1,881,047,500 on the Fifth Term B Loan Refinancing Amendment Effective Date.”
(e)    Section 1.01 of the Credit Agreement is hereby amended by adding:
(i)    “Fifth Term B Loan Refinancing Amendment” means that certain Fifth Term B Loan Refinancing Amendment to Amended and Restated Credit Agreement, date as of March 2, 2018, by and among Holdings, the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.
(ii)    “Fifth Term B Loan Refinancing Amendment Effective Date” has the meaning specified in the Fifth Term B Loan Refinancing Amendment.
(iii)    “Term A Loans” shall mean term loans that have (x) a final stated maturity date that is no earlier than the maturity date applicable to Incremental Term A Loans then outstanding and (y) annual scheduled amortization in an amount greater than or equal to five percent of the aggregate original principal amount of such term loans.
(f)    Section 2.01(a)(i) of the Credit Agreement is hereby amended by (x) deleting the text “Fourth Incremental Term Facility Amendment” appearing therein and inserting the text “Fifth Term B Loan Refinancing Amendment” in lieu thereof and (y) deleting the text “Fourth Incremental Amendment Effective Date” appearing therein and inserting the text “Fifth Term B Loan Refinancing Amendment Effective Date” in lieu thereof.
(g)    Section 2.07(a)(i) of the Credit Agreement is hereby amended by deleting the text “Fourth Incremental Amendment Effective Date” appearing therein and inserting the text “Fifth Term B Loan Refinancing Amendment Effective Date” in lieu thereof.
(h)    Section 2.14(a)(ii) of the Credit Agreement is hereby amended by deleting each reference to the text “Incremental Term A Loans” appearing therein and inserting the text “Incremental Term A Loans and Incremental Term Loans in the form of Term A Loans” in lieu thereof.
(i)    Section 7.03(n)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“in an aggregate principal amount not to exceed the greater of $500,000,000 and 10.0% of Total Assets at any time outstanding;”
SECTION 4    Representations and Warranties. To induce the other parties hereto to enter into this Term B Loan Refinancing Amendment, each Loan Party represents and warrants to each of the Lenders party hereto and the Administrative Agent that:
(a)    the execution, delivery and performance by each Loan Party of this Term B Loan Refinancing Amendment has been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, of such Loan Party;
(b)    this Term B Loan Refinancing Amendment has been duly executed and delivered by such Loan Party;
(c)    each of this Term B Loan Refinancing Amendment, the Credit Agreement and each other Loan Document to which each Loan Party is a party, after giving effect to the amendments pursuant to this Term B Loan Refinancing Amendment and the transactions contemplated hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and to general principles of equity;
(d)    no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Term B Loan Refinancing Amendment or the Credit Agreement, after giving effect to the amendments pursuant to this Term B Loan Refinancing Amendment and the transactions contemplated hereby or for the consummation of the transactions contemplated hereby;
(e)    the execution, delivery and performance by each Loan Party of this Term B Loan Refinancing Amendment and the performance of the Credit Agreement, after giving effect to the amendments pursuant to this Term B Loan Refinancing Amendment, are within such Loan Party’s corporate, limited liability company or limited partnership powers, as applicable, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents or (ii) violate any applicable material Law; in the case of this clause (ii), to the extent that such violations would not reasonably be expected to have a Material Adverse Effect; and
(f)    immediately before and after giving effect to this Term B Loan Refinancing Amendment and the transactions contemplated hereby (i) the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Fifth Term B Loan Refinancing Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (ii) no Default shall have occurred and be continuing as of the Fifth Term B Loan Refinancing Amendment Effective Date, after giving effect to this Term B Loan Refinancing Amendment and the transactions contemplated hereby.
SECTION 5    Effectiveness. This Term B Loan Refinancing Amendment shall become effective as of the date (the “Fifth Term B Loan Refinancing Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    the Administrative Agent (or its counsel) shall have received counterparts of this Term B Loan Refinancing Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Guarantor (iv) the Administrative Agent, (v) each 2018 Other Term B Lender and (vi) solely with respect to Section 3 hereof, the Lenders constituting Required Lenders (immediately after giving effect to the incurrence of the 2018 Other Term B Loans);
(b)    the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower (A) certifying that the condition set forth in clause (f) below has been satisfied on or as of the Fifth Term B Loan Refinancing Amendment Effective Date and (B) certifying that the 2018 Other Term B Loans constitute Credit Agreement Refinancing Indebtedness (and meet the requirements of the definition thereof);
(c)    the Existing Term B Loans of each Non-Converting Lender and the Non-Converting Portion of Existing Term B Loans of each 2018 Converting Other Term B Lender shall be repaid in cash with the proceeds received from the 2018 Other Term B Loans established pursuant to this Term B Loan

Refinancing Amendment and all accrued interest, fees and premiums (if any) in connection with such Existing Term B Loans and the other Existing Term B Loans shall have been paid;
(d)    the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of the certificate delivered pursuant to Section 4.01(a)(vi) to the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by this Term B Loan Refinancing Amendment on the Fifth Term B Loan Refinancing Amendment Effective Date) attesting to the Solvency of the Borrower and its Subsidiaries (taken as a whole) after giving effect to this Term B Loan Refinancing Amendment and the transactions contemplated hereby;
(e)    the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Term B Loan Refinancing Amendment and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;
(f)    all of the conditions specified in Section 2.15 of the Credit Agreement with respect to the 2018 Other Term B Loans shall have been satisfied;
(g)    the Administrative Agent shall have received favorable customary legal opinions of (i) Young Conaway Stargatt & Taylor LLP, Delaware counsel to the Loan Parties and (ii) Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties, in each case, as to any matter reasonably requested by the Administrative Agent, addressed to each Lender party hereto and the Administrative Agent, dated the Fifth Term B Loan Refinancing Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;
(h)    no Default exists as of the Fifth Term B Loan Refinancing Amendment Effective Date, both before and immediately after giving effect to this Term B Loan Refinancing Amendment and the transactions contemplated hereby;
(i)    all of the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article V of the Credit Agreement and in the other Loan Documents (including this Term B Loan Refinancing Amendment) are true and correct in all material respects on and as of the Fifth Term B Loan Refinancing Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(j)    the Administrative Agent and the arranger of this Term B Loan Refinancing Amendment, as applicable, shall have received payment of all fees and other amounts due and payable on or prior to the Fifth Term B Loan Refinancing Amendment Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
The Administrative Agent shall notify the Borrower and the 2018 Other Term B Lenders of the Fifth Term B Loan Refinancing Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6    Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Term B Loan Refinancing Amendment or the Credit Agreement, after giving effect to this Term B Loan Refinancing

Amendment and the transactions contemplated hereby, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Term B Loan Refinancing Amendment and the transactions contemplated hereby, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Term B Loan Refinancing Amendment and the transactions contemplated hereby.
SECTION 7    Reference to and effect on the Credit Agreement. From and after the Fifth Term B Loan Refinancing Amendment Effective Date, the terms “Agreement”, “this Term B Loan Refinancing Amendment”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement as amended hereby and as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Credit Agreement shall refer to February 19, 2013.
SECTION 8    Counterparts. This Term B Loan Refinancing Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Term B Loan Refinancing Amendment shall be effective as delivery of an original executed counterpart of this Term B Loan Refinancing Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.
SECTION 9    Governing Law. THIS Term B Loan Refinancing Amendment SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 10    Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS TERM B LOAN REFINANCING AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS TERM B LOAN REFINANCING AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS TERM B LOAN REFINANCING AMENDMENT, THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN

SUCH JURISDICTION IN RESPECT OF THIS TERM B LOAN REFINANCING AMENDMENT OR OTHER DOCUMENT RELATED THERETO.
SECTION 11    Headings. The headings of this Term B Loan Refinancing Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 12    No Novation. Other than with respect to the Existing Term B Loans as expressly set forth herein, this Term B Loan Refinancing Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Fifth Term B Loan Refinancing Amendment Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Other than with respect to the Existing Term B Loans as expressly set forth herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Term B Loan Refinancing Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Term B Loan Refinancing Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Term B Loan Refinancing Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Term B Loan Refinancing Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.
SECTION 13    Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
SECTION 14    Severability. If any provision of this Term B Loan Refinancing Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Term B Loan Refinancing Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 15    Successors. The terms of this Term B Loan Refinancing Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.
SECTION 16    No Waiver. Except as expressly set forth herein, this Term B Loan Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

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IN WITNESS WHEREOF, the parties hereto have caused this Term B Loan Refinancing Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By
/s/ Chris Nester
Name: Chris Nester
Title: Senior Vice President and Treasurer

SABRE HOLDINGS CORPORATION,

By
/s/ Chris Nester
Name: Chris Nester
Title: Senior Vice President and Treasurer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Term B Loan Refinancing Amendment and agrees to the provisions hereof:

GetThere Inc.
GetThere L.P. by GetThere Inc., its General Partner
lastminute.com LLC
lastminute.com Holdings, Inc.
Sabre International Newco, Inc.
SabreMark G.P., LLC
SabreMark Limited Partnership by SabreMark G.P., LLC., its General Partner
TVL Holdings I, LLC
TVL Holdings, Inc.
TVL LLC
TVL LP by TVL LLC, its General Partner
TVL Common, Inc.

By
/s/ Chris Nester
Name: Chris Nester
Title: Treasurer

AMERICAS 93190561

Nexus World Services, Inc. IHS US Inc. Innlink, LLC TravLynx LLC

By
/s/ Chris Nester
Name: Chris Nester
Title: Treasurer

PRISM Group, Inc.
PRISM Technologies, LLC
By
/s/ Chris Nester
Name: Chris Nester
Title: Treasurer

AMERICAS 93190561

BANK OF AMERICA, N.A., as Administrative Agent

By
/s/ Maurice E. Washington
Name: Maurice E. Washington
Title: Vice President

AMERICAS 93190561

BANK OF AMERICA, N.A., as a 2018 Other Term B Lender

By
/s/ Molly Daniello
Name: Molly Daniello
Title: Vice President

AMERICAS 93190561

I. Election (Check Only One of Boxes A and B below):

A.    □ CONSENT AND CASHLESS SETTLEMENT OPTION (EXISTING TERM LENDERS ONLY):
By checking this box, the undersigned Existing Term Lender hereby (i) consents to the Fifth Term B Loan Refinancing Amendment to the Amended and Restated Credit Agreement, (ii) agrees to convert (on a cashless basis) 100% of the outstanding principal amount of its Existing Term B Loans for 2018 Other Term B Loans in an equal principal amount, (iii) acknowledges and agrees that its 2018 Other Term B Loan Conversion Amount may be less than the full principal amount of its Existing Term B Loans which it elects to convert hereunder and (iv) constitutes a 2018 Other Term B Lender.

B.    □ ASSIGNMENT SETTLEMENT OPTION (EXISTING TERM LENDERS ONLY):
By checking this box, the undersigned Existing Term Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of its Existing Term B Loans repaid in full in cash in accordance with the terms of the Fifth Term B Loan Refinancing Amendment to the Amended and Restated Credit Agreement and to promptly purchase from Bank of America, N.A. by assignment 2018 Other Term B Loans in an equal principal amount post-closing (or such lesser amount allocated to such Existing Term Lender by BoA Merrill Lynch).

C.    □ CONSENT TO THE FIFTH TERM B LOAN REFINANCING AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING CREDIT LENDERS AND INCREMENTAL TERM A LOAN LENDERS ONLY): By checking this box, the undersigned Revolving Credit Lender and/or Incremental Term A Loan Lender hereby consents to the Fifth Term B Loan Refinancing Amendment to the Amended and Restated Credit Agreement.

II. Signature:

Name of Institution: ____________________________________________________

By:
Name:
Title:
For any institution requiring a second signature line:
By:
Name:
Title:

[CONSENTING LENDER SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT]

AMERICAS 93190561